--------------------------------------------------------------------------------
                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

  We are pleased to present to you the Third Quarter Report of The Europe Fund, Inc. On September 30, 1996, the end of the period under review, the Fund's net assets totalled $178.1 million. This represents a net asset value per share of $17.69, a rise of 94.33% from its initial value on May 3, 1990, after taking into account underwriting discounts, commissions, offering expenses and distributions. This compares with an 89.62% increase in the MSCI Europe Index over the same time period. At the end of the period under review, The Europe Fund, Inc. was quoted at $15.625 per share on the New York Stock Exchange, which represents an 11.67% discount to the Fund's net asset value per share.

  We also enclose an investment review and European market outlook together with a summary of the major portfolio investments.

                                Yours sincerely,

             (SIGNATURE)                             (SIGNATURE)
          Anthony M. Solomon                     J. Loughlin Callahan
        Chairman of the Board                         President

INVESTMENT REVIEW

  During the third quarter of 1996, your Fund experienced a rise in net asset value of 4.30%, which compared with an increase of 3.82% in the value of the MSCI Europe Index. For the first three quarters of 1996, the Fund's net asset value increased by 23.53%, which compares with a 10.49% increase in the MSCI Europe Index. These results are recorded in total return and dollar-based terms.

  The European economic environment remained sluggish, although there are signs of stabilization and modest improvement following the slowdown earlier in the year. Against this background, inflation remains subdued. For example, the latest annual consumer price index for Germany rose 1.3%. Interest rates were also low, with further cuts seen during the quarter. For example, in Switzerland, the discount rate fell to 1%. With the deadline approaching for countries to achieve the Maastricht deficit criteria for European Monetary Union, budgetary pressure remained intense. This was epitomized by France's 1997 budget, which included a number of non-recurring money raising exercises to achieve the 3% budget deficit target.

ECONOMIC AND MARKET OUTLOOK

  Despite some small improvement in economic activity, the slowness of recovery, coupled with continued fiscal pressure is expected to keep short-term interest rates low. This should continue to make the outlook for European equities attractive for the medium-term.

PORTFOLIO SUMMARY

  During the three months ended September 30, 1996, the Fund purchased new holdings in Adecco, Standard Chartered, ABB, BASF and Unidanmark. Holdings in Hennes & Mauritz were reduced. Shares of Gas Natural and Carli Grey were sold.

  The Fund's and the MSCI Europe Index's country weightings expressed as a percentage of total equities held at September 30, 1996 are outlined below:

                                                                           MSCI EUROPE
                                                                FUND          INDEX
                                                              --------   ----------------
Austria.....................................................       0.0%             0.8%
Belgium.....................................................       0.0              2.3
Czech Republic..............................................       0.9              0.0
Denmark.....................................................       1.1              1.6
Finland.....................................................       2.5              1.1
France......................................................      15.2             12.6
Germany.....................................................      12.7             13.7
Ireland.....................................................       0.0              0.6
Italy.......................................................       1.6              5.4

                                                                           MSCI EUROPE
                                                                FUND          INDEX
                                                              --------   ----------------

Luxembourg..................................................       0.8%             0.0%
Netherlands.................................................       6.6              8.3
Norway......................................................       2.3              0.9
Spain.......................................................       1.4              3.6
Sweden......................................................      12.6              4.5
Switzerland.................................................       7.7             11.3
United Kingdom..............................................      34.6             33.3
                                                              --------            -----
                                                                 100.0%           100.0%
                                                              --------            -----
                                                              --------            -----

  The Fund's ten largest equity holdings at September 30, 1996 were:

SHELL TRANSPORT & TRADING PLC

  Shell is a leading oil company with substantial production, refining and petrochemical activities. Profits from oil exploration and production are expected to grow, aided by the recent recovery in the crude oil price. Cashflow remains highly positive, despite a substantial increase in exploration expenditure. We continue to expect strong dividend progression for at least the next two years.

BAYER AG

  Bayer is one of the world's most diversified companies with business in chemicals, healthcare and imaging technology and remains a core holding within the pan-European chemicals sector. Management is very eager to embrace the concept of shareholder value and has continued in their restructuring efforts and extended incentive programs.

TOTAL SA

  Total is one of the leading French oil companies. It has the highest reserve replacement ratio among its European peer group at over 200% and the second lowest finding cost ratio. Total has a strong balance sheet and its production profile is expected to increase by 70% by the year 2000 as a result of discoveries made in the Far East and Latin America. In view of the earnings outlook, we believe that the stock is attractively valued relative to its European peer group.

ABB AB

  Asea Brown Boveri Group (ABB), which is primarily involved in the provision of infrastructure services, divides its activities between more than 1,000 companies and is present in over 130 countries worldwide. The bulk of its business is related to the general and subsequent distribution of power, while the remainder of its activities is spread among such diverse areas as transportation, robotics and financial services. Geographically, while predominately involved in Europe, ABB has, in recent years, sought to expand its activities in the Far East. ABB has been proactive in switching its manufacturing facilities from high cost countries towards lower cost countries and, in our opinion, is well placed to benefit from a recovery in infrastructure expenditure both in Europe and in lesser developed countries.

GKN PLC

  GKN operates in the automotive components and defense engineering markets. Recent interim results were well above expectations, driven mainly by the automotive division. Demand rose strongly in continental Europe and Britain. We believe that the company remains financially sound and is one of the leading organizations in its sector.

M.L.P. (MARSCHOLLEK, LAUTENSCHLAEGER UND PARTNER AG)

  M.L.P. is Germany's leading independent insurance broker and provides a broad range of insurance and financial services to university graduates in Germany, where it holds high market shares among doctors and dentists. Expanding its client base to graduates of other disciplines, as well as broadening the product range is expected to provide further strong earnings growth over the coming years.

HAYS PLC

  The group operates in the business services and distribution market. It has a strong position in its domestic markets and enticing expansion opportunities abroad. A string of successful acquisitions has trebled the company's market value over the last six years. We believe recent results have confirmed that above average growth may be expected in the medium-term.

AUTOLIV AB

  Autoliv is an automotive component company operating in three core areas: seat belts, air bags and child safety. Following its merger with Morton International's Automotive division in October, the company is now the world's largest car safety company, with the broadest product range and widest geographic coverage. It is expected that considerable operational synergies in sales, purchasing, production, research and development may be possible as a result of the merger. The company's main opportunities are in the U.S., following the Morton merger and in Germany, where it is not yet a major supplier to the German Automotive sector. Both as a result of the merger and greater efficiencies in the manufacturing process, Autoliv should continue to be able to boost its margins in the coming years.

COMPAGNIE GENERALE DES EAUX

  Compagnie General des Eaux is a multi-industry company with principal activities in the water, energy, waste management, construction and property areas. The organization's expected strong increase in international service sales (primarily in the U.S. and U.K.), its industrial reorganization, as well as lower losses in the property and construction sectors, make the company an increasingly attractive investment.

VER NED UITGEVERS BEZIT

  VNU is the largest Dutch publisher and among the ten largest in Europe. The company specializes in the professional information field, especially computer publications. In addition, the company owns participations in commercial TV stations RTL and VTM. The company has indicated that it will increasingly concentrate its investments in the business information field and intends to become a leading player for software on the Internet. Considerable upside from the newspaper and business information divisions should drive margins up.

-----------------------------------------------
THE EUROPE FUND, INC.
SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 1996 (UNAUDITED)

----------------------------------------------------------------------------
    SHARES                       DESCRIPTION                       VALUE
----------------------------------------------------------------------------
COMMON STOCKS & WARRANTS -- 88.7%
                  CZECH REPUBLIC--0.8%
        50,000    +Central European Media Enterprises........  $   1,475,000
                  --Consumer Goods
                                                               -------------
                                                                   1,475,000
                                                               -------------
                  DENMARK--1.0%
        37,516    Unidanmark A/S (Series A)(Registered)......      1,794,104
                  --Banking
                                                               -------------
                                                                   1,794,104
                                                               -------------
                  FINLAND--2.3%
        70,000    Nokia AB Oy (Series A).....................      3,135,404
                  --Electrical & Electronics
        50,000    Outokumpu Oy...............................        941,826
                  --Metals--Non Ferrous
                                                               -------------
                                                                   4,077,230
                                                               -------------
                  FRANCE--14.1%
        12,288    +Axime.....................................      1,228,086
                  --Electrical & Electronics
        23,000    BIC........................................      3,020,337
                  --Recreation & Other Consumer Goods
        50,000    But SA.....................................      3,350,765
                  --Services
         5,092    Canal Plus.................................      1,252,535
                  --Services
        32,808    Compagnie Generale des Eaux................      3,564,844
                  --Business & Public Services
        20,000    Cipe France................................      2,060,817
                  --Business & Public Services
         3,190    Ecco SA....................................        764,908
                  --Business & Public Services
        20,000    Elf Aquitaine..............................      1,564,594
                  --Energy Sources
         8,000    Pinault Printemps Redoute..................      2,944,025
                  --Merchandising
        67,745    Total SA Class B...........................      5,333,787
                  --Energy Sources
                                                               -------------
                                                                  25,084,698
                                                               -------------
                  GERMANY--7.5%
        89,841    BASF AG....................................      2,825,929
                  --Chemicals

----------------------------------------------------------------------------
    SHARES                       DESCRIPTION                       VALUE
----------------------------------------------------------------------------
       200,000    Bayer AG...................................  $   7,339,450
                  --Chemicals
        33,769    Bayerische Hypotheken -- Und Wechsel Bank
                    AG.......................................        963,722
                  --Banking
        13,700    Hornbach Baumarkt AG.......................        453,375
                  --Consumer Goods
         4,100    Kiekert AG.................................        106,665
                  --Automobiles
        12,600    Marschollek, Lautenschlaeger und Partner AG
                    (Ordinary)...............................      1,733,945
                  --Financial Services
                                                               -------------
                                                                  13,423,086
                                                               -------------
                  ITALY--1.5%
        15,500    Gucci Group NV.............................      1,123,750
                  --Consumer Goods
        34,500    Industrie Natuzzi SPA (ADR)................      1,604,250
                  --Appliances & Household Durables
                                                               -------------
                                                                   2,728,000
                                                               -------------
                  LUXEMBOURG--0.8%
        12,000    Safra Republic Holding.....................      1,404,000
                  --Banking
                                                               -------------
                                                                   1,404,000
                                                               -------------
                  NETHERLANDS--6.1%
            17    +A.B. Capital Fund *.......................        456,009
                  --Business & Public Services
         6,920    Aalberts Industries........................        723,824
                  --Capital Equipment
        30,000    ABN Amro Holding N.V.......................      1,663,648
                  --Finance
       150,000    Elsevier...................................      2,480,570
                  --Broadcasting & Publishing
        15,067    NutriciaVer Bedrj..........................      1,989,798
                  --Food & Household Products
       180,000    Ver Ned Uitgevers Bezit....................      3,523,637
                  --Broadcasting & Publishing
                                                               -------------
                                                                  10,837,486
                                                               -------------
                  NORWAY--2.1%
       810,000    Christiania Bank OG Kreditkasse............      2,081,077
                  --Banking
        39,500    Fokus Bank A/S.............................        220,592
                  --Finance

----------------------------------------------------------------------------
    SHARES                       DESCRIPTION                       VALUE
----------------------------------------------------------------------------
       100,000    Schibsted A/S..............................  $   1,461,538
                  --Broadcasting & Publishing
                                                               -------------
                                                                   3,763,207
                                                               -------------
                  SPAIN--1.3%
         7,100    Acerinox SA................................        826,803
                  --Materials
       109,332    Europistas Concesionaria Espanola SA.......        872,919
                  --Business & Public Services
       350,000    +Sotogrande SA.............................        648,855
                  --Finance
                                                               -------------
                                                                   2,348,577
                                                               -------------
                  SWEDEN--11.8%
        49,000    ABB AB (Series B)..........................      5,181,582
                  --Electrical & Electronics
        90,000    Autoliv AB.................................      3,888,453
                  --Electrical & Electronics
       100,000    Avesta Sheffield...........................      1,042,359
                  --Metals-Steel
        18,000    Elekta AB (Series B).......................        609,100
                  --Electrical & Electronics
        15,000    Hennes & Mauritz...........................      1,842,256
                  --Merchandising
        70,000    Hoganas AB (Series B)......................      2,178,379
                  --Machinery & Engineering
       120,000    Securitas AB (Series B)....................      2,900,477
                  --Health & Personal Care
       120,000    Svedala Industrie..........................      2,084,718
                  --Machinery & Engineering
        80,000    Svenska Stal AB (Series B).................      1,232,703
                  --Metals--Non Ferrous
                                                               -------------
                                                                  20,960,027
                                                               -------------
                  SWITZERLAND--7.2%
         3,376    Adecco SA..................................        929,174
                  --Services
           700    Baloise Holding Ltd. (Registered)..........      1,465,896
                  --Insurance
           560    Bobst AG (Bearer)..........................        728,201
                  --Machinery & Engineering
         2,000    Ciba Geigy AG (Registered).................      2,548,065
                  --Chemicals
        16,241    CS Holding AG (Registered).................      1,606,609
                  --Financial Services
         5,000    Fust AG (Bearer)...........................      1,328,281
                  --Appliances & Household Durables
         1,900    Hilti AG (Participating Certificates)......      1,326,286
                  --Industrial Components
         1,330    Phoenix Mecano AG..........................        641,923
                  --Capital Equipment
----------------------------------------------------------------------------
    SHARES                       DESCRIPTION                       VALUE
----------------------------------------------------------------------------
         2,100    +Stratec Holding AG -- (Series B)
                    (Registered).............................  $   2,244,914
                  --Medical Supplies
                                                               -------------
                                                                  12,819,349
                                                               -------------
                  UNITED KINGDOM--32.2%
       240,000    Bemrose Corp. PLC (Ordinary)...............      1,361,424
                  --Forest Products & Paper Materials
       415,809    Birkby PLC (Ordinary)......................      1,111,132
                  --Real Estate
       250,000    British Airport Authority PLC (Ordinary)...      1,929,935
                  --Business & Public Services
       826,620    +British Biotechnology Group PLC
                    (Ordinary)...............................      2,751,447
                  --Health & Personal Care
       250,000    Cable & Wireless PLC (Ordinary)............      1,765,851
                  --Telecommunications
        80,000    Cadbury Schweppes PLC (Ordinary)...........        640,082
                  --Food & Household Products
        50,000    Domestic & General Group (Ordinary)........      1,402,523
                  --Insurance
        50,000    EMI Group PLC..............................      1,043,102
                  --Entertainment
       252,314    GKN PLC (Ordinary).........................      4,427,889
                  --Machinery & Engineering
       250,000    Great Universal Store PLC (Ordinary).......      2,504,227
                  --Merchandising
       666,666    Halma PLC (Ordinary).......................      1,979,418
                  --Machinery & Engineering
       550,000    Hays PLC (Ordinary)........................      4,039,580
                  --Business & Public Services
       318,000    Hewden-Stuart Plant PLC (Ordinary).........        650,990
                  --Construction & Housing
       160,000    Jarvis Porter Group PLC....................        482,562
                  --Forest Products & Paper Materials
       501,163    LucasVarity PLC............................      1,989,245
                  --Machinery & Engineering
       200,000    Marks & Spencer PLC (Ordinary).............      1,550,198
                  --Merchandising
       150,000    Pearson PLC (Ordinary).....................      1,596,298
                  --Broadcasting & Publishing
       100,000    Reuters Holdings PLC (Ordinary)............      1,154,054
                  --Business & Public Services

----------------------------------------------------------------------------
    SHARES                       DESCRIPTION                       VALUE
----------------------------------------------------------------------------
       300,000    Royal Bank of Scotland PLC (Ordinary)......  $   2,292,481
                  --Banking
       195,000    Serco Group PLC (Ordinary).................      1,858,832
                  --Business & Public Services
        85,000    Schroders PLC (Ordinary)...................      1,829,062
                  --Finance
       500,000    Shell Transport & Trading PLC (Ordinary)...      7,618,163
                  --Utilities--Gas
       200,000    Standard Chartered PLC (Ordinary)..........      2,181,529
                  --Banking
        50,000    Thorn EMI PLC (Ordinary)...................        283,630
                  --Appliances & Household Durables
        60,000    Unilever PLC (Ordinary)....................      1,281,258
                  --Food & Household Products
       256,000    United News & Media PLC (Ordinary).........      2,756,353
                  --Broadcasting & Publishing
       200,000    Vendome Luxury Group PLC (Units)...........      1,843,986
                  --Merchandising
     1,003,483    Waterford Wedgwood PLC (Units).............      1,281,686
                  --Food & Household Products
       220,000    Wolseley PLC (Ordinary)....................      1,670,838
                  --Building Materials & Components
                                                               -------------
                                                                  57,277,775
                                                               -------------
                  Total Common Stocks & Warrants
                    (cost--$122,556,438).....................    157,992,539
                                                               -------------
PREFERRED STOCKS -- 4.2%
                  GERMANY--4.2%
         6,000    Fresenius AG...............................      1,108,781
                  --Health & Personal Care
        20,000    Marschollek, Lautenschlaeger und Partner AG
                    (Non-Voting).............................      2,516,383
                  --Financial Services
----------------------------------------------------------------------------
   SHARES/
 FACE AMOUNT                     DESCRIPTION                       VALUE
----------------------------------------------------------------------------
        35,412    Rhoen Klinikum (Non-Voting)................  $   3,944,980
                  --Health & Personal Care
                                                               -------------
                                                                   7,570,144
                                                               -------------
                  Total Preferred Stocks
                    (cost--$3,431,271).......................      7,570,144
                                                               -------------
CONVERTIBLE BONDS -- 1.3%
                  FINLAND--0.6%
 FIM 4,550,000    Lansivoima, 7.425% due 3/29/01.............      1,061,361
                  --Utilities -- Electric & Gas
                                                               -------------
                                                                   1,061,361
                                                               -------------
                  FRANCE--0.7%
  FF 5,331,730    Virbac, 5% due 1/01/01.....................      1,150,616
                  --Health & Personal Care
                                                               -------------
                                                                   1,150,616
                                                               -------------
                  Total Convertible Bonds
                    (cost--$1,897,753).......................      2,211,977
                                                               -------------
OTHER INVESTMENT -- 0.2%
                  UNITED KINGDOM--0.2%
      L215,016    Carlton Communications PLC Loan Note
                    Certificates, 2.256% due 1/31/99
                  --Business & Public Services
                    (cost--$318,331).........................        336,006
                                                               -------------
                                                                     336,006
                                                               -------------
                  Total Investments--94.4%
                    (cost--$128,203,793)(a)..................  $ 168,110,666
                  Other Assets in Excess of
                    Liabilities--5.6%........................     10,011,796
                                                               -------------
                  Net Assets--100.0%.........................  $ 178,122,462
                                                               -------------
                                                               -------------

------------------------------

 +  Non-income producing security.
ADR American Depositary Receipt.
* Investment in restricted security with an aggregate value of $456,009, representing 0.26% of net assets at September 30, 1996. The investment was acquired on October 22, 1990 and September 5, 1991 for $759,153.

(a) The United States Federal income tax basis of the Fund's investments at September 30, 1996 was $128,203,793 and, accordingly, net unrealized appreciation for United States Federal income tax purposes was $39,906,873 (gross unrealized appreciation--$42,864,427; gross unrealized depreciation--$2,957,554).

         -------------------------------------------------------------

DIRECTORS AND OFFICERS

     ANTHONY M. SOLOMON, Chairman of the Board and
      Director
     GEORGE F. BENNETT, Director
*    SIR ARTHUR BRYAN, Director
     PETER STORMONTH DARLING, Director
     LEON N. LEVY, Director
*    J. MURRAY LOGAN, Director
*    JAMES S. MARTIN, Director
     FRANCOIS-XAVIER ORTOLI, Director
     J. LOUGHLIN CALLAHAN, President
     STEVEN W. GOLANN, Vice President and Secretary
     THADDEA M. FELDMAN, Assistant Secretary

* Member of the Audit Committee

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

                ------------------------------------------------

EXECUTIVE OFFICES--
780 Third Avenue
New York, New York 10017
(For latest net asset value and requests for Fund
Reports, please call 1 (800) 543-6217 or (609)
282-4600.)
INVESTMENT MANAGER--
Mercury Asset Management International Channel Islands
Ltd.
Forum House
Grenville Street
St. Helier, Jersey
Channel Islands
INVESTMENT ADVISER--
Mercury Asset Management International Ltd.
33 King William Street
London EC4R 9AS
England
ADMINISTRATOR--
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, New Jersey 08543-9095
CUSTODIAN--
The Bank of New York
Avenue des Arts 35
1040 Brussels
Belgium
TRANSFER AGENT AND REGISTRAR--
The Bank of New York
101 Barclay Street
New York, New York 10286
LEGAL COUNSEL--
Davis Polk & Wardwell
450 Lexington Avenue
New York, New York 10017
INDEPENDENT AUDITORS--
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

                ------------------------------------------------
                         SUMMARY OF GENERAL INFORMATION
                  -------------------------------------------

THE FUND

  The Europe Fund, Inc. (the "Fund") is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks long-term capital appreciation through investment primarily in European equity securities. The Fund is managed by Mercury Asset Management International Channel Islands Ltd., relying on investment advice from Mercury Asset Management International Ltd.

SHAREHOLDER INFORMATION

  Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers under the designation "Europe Fd." The Fund's New York Stock Exchange trading symbol is EF. Weekly comparative net asset value (NAV) and market price information about the Fund's shares are published each Monday in THE WALL STREET JOURNAL and THE NEW YORK TIMES and other newspapers in a table called "Closed End Funds."

  Shareholders interested in receiving the quarterly newsletter entitled "Closed End Fund Focus" should call 1-800-543-6217 or 1-212-888-6941 and request to be placed on the mailing list or send a request by mail to the Fund's address.

DISTRIBUTION REINVESTMENT AND CASH PURCHASE PLAN-SUMMARY

  An automatic Distribution Reinvestment and Cash Purchase Plan (the "Plan") is available to provide shareholders with automatic reinvestment of their dividend income and capital gains distributions in additional shares of the Fund's common stock. A brochure describing the Plan is available from the Plan Agent, The Bank of New York, by calling (800) 524-4458.

  All shareholders are automatically enrolled in the Plan unless they have elected to receive distributions in cash. Therefore, if you wish to participate and your shares are held in your own name, no action is required on your part. If you have previously elected to receive distributions in cash and now wish to participate in the Plan, please call the Plan Agent at the number above. If your shares are held in the name of a brokerage firm, bank or other nominee, your nominee may have elected to receive distributions in cash on your behalf, and if you wish to participate, you should instruct your nominee to participate in the Plan on your behalf. If your nominee is unable to participate on your behalf, you should request it to register your shares in your own name, which will enable you to participate in the Plan.

TRANSFER AGENT:
The Bank of New York
Telephone Inquiries: 1-800-432-8224

Address Shareholder Inquiries To:
Shareholder Relations Department - 11 E
P.O. Box 11258
Church Street Station
New York, NY 10286

Send Certificates for Transfer and Address Changes to:
Receive and Deliver Department - 11 W
P.O. Box 11002
Church Street Station
New York, NY 10286

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                             THE EUROPE FUND, INC.
                                QUARTERLY REPORT
                               SEPTEMBER 30, 1996